                                                                   EXHIBIT 10.61

================================================================================

                                                                  EXECUTION COPY



                     ULTRAMAR DIAMOND SHAMROCK CORPORATION

                       EMPLOYEE BENEFITS TRUST AGREEMENT


                       Effective as of November 9, 1999




================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Article I    Trust, Trustee and Trust Fund....................................2
        1.1  Trust............................................................2
        1.2  Trustee..........................................................2
        1.3  Trust Fund.......................................................2
        1.4  Trust Fund Subject to Claims of Creditors........................2
        1.5  Definitions......................................................3

Article II   Contributions and Dividends......................................5
        2.1  Contributions....................................................5
        2.2  Prepayments......................................................6
        2.3  Dividends........................................................6

Article III  Purchase and Sale of Shares......................................7
        3.1  Purchase and Sale................................................7
        3.3  Delivery of Shares...............................................8
        3.4  Company Records..................................................9

Article IV   Release and Transfer of Company Stock............................9
        4.1  Company Stock Made Available for Transfer from Trust.............9
        4.2  Transfer from Trust of Released Shares and Cash Proceeds.........9

Article V    Compensation, Expenses and Tax Withholding......................11
        5.1  Compensation and Expenses.......................................11
        5.2  Withholding of Taxes............................................12

Article VI   Administration of Trust Fund....................................12
        6.1  Management and Control of Trust Fund............................12
        6.2  Investment of Funds.............................................12
        6.3  Trustee's Administrative Powers.................................13
        6.4  Rights Regarding Company Stock..................................15
        6.5  Indemnification.................................................16
        6.6  General Duty to Communicate to Committee........................17

Article VII  Duties of Trustee...............................................18
        7.1  Records and Accounts of Trustee.................................18
        7.2  Reports of Trustee..............................................18
        7.3  Final Statement.................................................19

Article VIII Succession of Trustee...........................................19
        8.1  Resignation of Trustee..........................................19

        8.2  Removal of Trustee..............................................19
        8.3  Appointment of Successor Trustee................................19
        8.4  Succession to Trust Fund Assets.................................19
        8.5  Continuation of Trust...........................................20
        8.6  Changes in Organization of Trustee..............................20
        8.7  Continuance of Trustee's Powers in Event of Termination
             of the Trust....................................................20

Article IX   Amendment or Termination........................................20
        9.1  Amendments......................................................20
        9.2  Termination.....................................................21
        9.3  Effect of Termination...........................................21
        9.4  Form of Amendment or Termination................................21

Article X    Miscellaneous...................................................22
       10.1  Controlling Law.................................................22
       10.2  Committee Action................................................22
       10.3  Notices.........................................................22
       10.4  Severability....................................................23
       10.5  Protection of Persons Dealing with the Trust....................23
       10.6  Tax Status of Trust.............................................23
       10.7  ERISA Status of Trust...........................................23
       10.8  Successors and Assigns; No Third Party Rights;
             Plan Participants to Have No Interest in the Company
             by Reason of the Trust..........................................23
       10.9  Nonassignability of Trust Interests.............................24
       10.10 Assignment of Trust.............................................24
       10.11 Merger..........................................................24
       10.12 Gender and Plurals..............................................24
       10.13 Headings........................................................24
       10.14 Entire Agreement; Counterparts..................................24

Schedule A          Ultramar Diamond Shamrock Employee Benefit Programs
Schedule B          Trustee's Compensation

Exhibit 1           Form of Common Stock Purchase Agreement
Exhibit 2           Form of Promissory Note

                     ULTRAMAR DIAMOND SHAMROCK CORPORATION
                       EMPLOYEE BENEFITS TRUST AGREEMENT


          THIS TRUST AGREEMENT (the "Agreement"), is made effective as of November 9, 1999, between Ultramar Diamond Shamrock Corporation, a Delaware corporation (the "Company"), and Sterling National Bank, a national banking association, as Trustee.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Company desires to establish a trust (the "Trust") in accordance with the laws of the State of New York and for the purposes stated in this Agreement;

          WHEREAS, the Trustee desires to act as trustee of the Trust, and to hold legal title to the assets of the Trust, in trust, for the purposes hereinafter stated and in accordance with the terms hereof;

          WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as herein defined);

          WHEREAS, the Company desires to provide for the availability of shares of its common stock to satisfy certain of its obligations under the Plans and intends to sell to the Trust such assets that shall be held therein, subject to the claims of the Company's general creditors in the event of the Company's Insolvency (as defined herein) until made available to the Plans, in such manner and at such times as specified herein;

          WHEREAS, the Company desires that the assets to be held in the Trust Fund (as herein defined) should be principally or exclusively securities of the Company except as where specifically otherwise provided and, therefore expressly waives any diversification of investments that might otherwise be necessary, appropriate or required pursuant to applicable provisions of law; and

          WHEREAS, the Trustee has been appointed as trustee and has accepted such appointment as of the date first set forth above.

          NOW, THEREFORE, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:

                                      I

                         Trust, Trustee and Trust Fund
                         -----------------------------

     1.1  Trust.  The Trust created hereby shall be known as the Ultramar
          -----
Diamond Shamrock Corporation Employee Benefits Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets in accordance with the terms of the Trust. The parties hereto further intend that the Trust not be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that the assets comprising the Trust Fund shall not be "plan assets," as such term is described in ERISA and Department of Labor regulations thereunder. The Trust is not a part of any of the Plans and does not provide pension, welfare or any other benefits to any Plan Participant (as herein defined). The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust. The Trust shall be irrevocable. No Plan Participant nor any Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust.

     1.2  Trustee.  The trustee named above, and its successor or successors, is
          -------
hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the powers, duties and responsibilities of the Trustee.

     1.3  Trust Fund.  The assets held at any time and from time to time under
          ----------
the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

     1.4  Trust Fund Subject to Claims of Creditors.  Notwithstanding any
          -----------------------------------------
provision of this Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under Federal and state law in the event of the Company's Insolvency (as herein defined).

          In addition, the Board of Directors and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall discontinue transfers of Released Shares (as herein defined) pursuant to Article 4.

          Unless the Trustee has actual knowledge of the Company's Insolvency, which actual knowledge shall be deemed to exist only if an officer of the Trustee with material and substantial responsibilities with respect to the Trust Fund has actual knowledge thereof, or has received written notice from the Company or a person claiming to be a Company creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events conclusively rely on a copy of a Bankruptcy petition filed within a court.

          If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue transfers of Released Shares pursuant to Article 4 and shall hold the Trust Fund for the benefit of the Company's general creditors. Nothing in this Agreement shall in any way diminish any rights of employees as general creditors of the Company with respect to benefits due under the Plans or otherwise.

          In those cases in which a Bankruptcy petition has been filed, the Trustee shall resume transfers of Released Shares pursuant to Article 4 only after it receives a copy of the court order dismissing such Bankruptcy petition or, in any other case, after the Trustee otherwise has determined that the Company is not Insolvent (or is no longer Insolvent).

          Notwithstanding anything herein to the contrary, in the event that the Company is Insolvent, the Committee may, in its discretion and to the extent permitted by applicable law, direct the Trustee to apply the Trust Fund to satisfy the claims of the Company's creditors.

     1.5  Definitions.  In addition to the terms defined in the preceding or
          -----------
subsequent portions of this Agreement, certain capitalized terms have the meanings set forth below:

     Board of Directors.  "Board of Directors" means the board of directors
     ------------------
of the Company or a committee comprised of members thereof.

     Code.  "Code" means the Internal Revenue Code of 1986, as amended.
     ----

     Committee.  "Committee" means the Employee Benefits Committee of the
     ---------
Company.

     Common Stock Purchase Agreement.  "Common Stock Purchase Agreement"
     -------------------------------
means the agreement between the Company and the Trustee, executed on even date herewith and attached hereto as Exhibit 1.

          Company Stock.  "Company Stock" means shares of common stock, par
          -------------
value $.01 per share, of the Company, or any successor securities thereto.

          Designated Plan Participant.  "Designated Plan Participant" means, as
          ---------------------------
of the date of determination, each common-law employee of the Company, other than any member of the Board of Directors of the Company, who is an active employee who is a participant in the UDS 401(k) Retirement Savings Plan and who has Company Stock credited to his account thereunder.

          Effective Date.  "Effective Date" means November 9, 1999.
          --------------

          Extraordinary Dividend.  "Extraordinary Dividend" means any dividend
          ----------------------
or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

          Fair Market Value.  "Fair Market Value" means as of any date the
          -----------------
closing price on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) of a share of Company Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or, if the Company Stock is no longer traded on the New York Stock Exchange, on such other national securities exchange on which the Company Stock is listed or national securities or central market system upon which transactions in Company Stock are reported, as either shall be designated by the Committee for the purposes hereof) or if sales of Company Stock are not reported in any manner specified above, the closing price on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System or, if not so reported, by the National Quotation Bureau, Incorporated or similar organization selected by the Committee.

          Insolvency or Insolvent.  "Insolvency" or being "Insolvent" means (i)
          -----------------------
inability of the Company to pay its debts as they become due, or (ii) the Company being subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

          Loan.  "Loan" means the loan and extension of credit to the Trust from
          ----
the Company evidenced by the promissory note made by the Trustee of even date herewith with which the Trustee purchased Company Stock, and any such other loans or increase(s) in principal of the Loan the proceeds of which are used by the Trustee for additional purchases of Company Stock.

          New Shares.  "New Shares" means authorized but unissued shares of
          ----------
Company Stock, as defined in Section 3.1.

          1933 Act. "1933 Act" means the Securities Act of 1933, as amended.
          --------

          Non-Stock Plans.  "Non-Stock Plans" means the Plans identified as Non-
          ---------------
Stock Plans on Schedule A hereto.

          Note.  "Note" means the Promissory Note for the balance of the
          ----
purchase price in the form attached hereto as Exhibit 2.

          Plan Participant.  "Plan Participant" means a participant in any of
          ----------------
the Plans (or, if applicable, the beneficiary of such a participant).

          Plans.  "Plans" means the employee benefit plans, programs, contracts
          -----
and compensation structures listed on Schedule A hereto, as the same may be amended from time to time by the Committee in accordance with Section 9.1.

          Released Shares.  "Released Shares" shall have the meaning set forth
          ---------------
in Section 4.1.

          Repurchased Shares.  "Repurchased Shares" shall have the meaning set
          ------------------
forth in Section 3.1.

          Stock Plans.  "Stock Plans" means the Plans identified as Stock Plans
          -----------
on Schedule A hereto.

          Trust Year.  "Trust Year" or "Fiscal Year" means the calendar year.
          ----------

          Trustee.  "Trustee" means Sterling National Bank, a national banking
          -------
association, or any successor trustee.


                                      II

                          Contributions and Dividends
                          ---------------------------

          2.1  Contributions. On the date of execution of this Agreement, if any
               -------------
New Shares are to be purchased by the Trust at the First Closing (as defined in Section 3.2(a)), the Company shall contribute to the Trust in cash the aggregate par value of the New Shares. In addition, for each Trust Year, the Company shall contribute to the Trust in cash such amount, which together with dividends, as provided in Section 2.3, and any other earnings of the Trust, shall enable the Trustee to make all payments of principal and interest under the Loan as they come due. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment or prepayment of principal and interest due under the Loan or to pay, in cash, the aggregate par value of any additional New Shares purchased by the Trust. If, at the end of any Trust Year, insufficient contributions have been made in cash, such contributions shall be deemed to have been made in the form of forgiveness of principal and interest on the Loan to the extent of the Company's failure to make contributions as required by this Section 2.1. Such forgiveness shall be the sole and absolute remedy that the Trust shall have against the Company for any failure of the Company to make any contribution to the Trust. All contributions made under the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

          The Company in its sole discretion may at any time, or from time to time, make additional deposits or contributions of cash or other property acceptable to the Trustee to be held under the Trust by the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Agreement. Neither the Trustee nor any Plan administrator, Plan Participant or other third party shall have any right to compel such additional deposits or contributions.

          The Trustee shall have no responsibility to determine whether the Company is making or has made required contributions or for ensuring or enforcing the Company's making of required contributions, and the Trustee shall have no liability arising out of any failure by the Company to make sufficient contributions.

          2.2  Prepayments. The Company may, from time to time, contribute cash
               -----------
to the Trust in amounts sufficient to enable the Trustee to prepay, in whole or in part, principal and interest of the Loan at any time or, in lieu of such prepayment, the Committee may, from time to time, in accordance with the terms of the Note direct that all or any part of such principal and/or interest of the Loan shall be forgiven and the payment so directed shall be forgiven. The Trustee shall use all such cash to prepay principal and/or interest on the Loan in accordance with the terms of the Note.

          2.3  Dividends. Except as otherwise provided in this paragraph,
               ---------
dividends paid in any Trust Year in cash on Company Stock held by the Trust (including dividends paid on Released Shares that have not been transferred out of the Trust at the time of such dividend payment) shall be applied, immediately upon receipt thereof by the Trustee, (i) first to interest accrued and unpaid on the Loan as of the date of any such payment and then, (ii) to the extent that any such payment exceeds such accrued and unpaid interest on the Loan, to prepay interest that accrues on the Loan after such payment through the end of such Trust Year, and then, (iii) to pay principal installments due on the Loan within such Trust Year and then, (iv) to additional installments of principal in the order of their scheduled maturity. Extraordinary Dividends shall not be used to pay interest on or principal of the Loan, but shall be invested in additional Company Stock, as soon as practicable, except as otherwise provided in this Trust Agreement. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable, except as otherwise provided in this Trust Agreement. Company Stock purchased with the proceeds of an Extraordinary Dividend or with the proceeds of a non-cash dividend shall, for purposes of this Agreement (including, without limitation, Section 4.1 hereof), be deemed to have been acquired with the proceeds of the Loan.


                                      III

                          Purchase and Sale of Shares
                          ---------------------------

     3.1  Purchase and Sale.  Subject to the terms and conditions set forth in
          -----------------
the Common Stock Purchase Agreement, the Company will issue or sell to the Trust, from time to time, and the Trust will purchase from the Company, from time to time, Company Stock, pursuant to the procedures set forth in this
Article 3 up to an aggregate consideration (consisting of cash, if any, and the principal amount under the Note) of $200 Million. The Company Stock may be (i) previously authorized but unissued Company Stock (the "New Shares") or (ii) Company Stock held in treasury which the Company had theretofore purchased, from time to time, on the open market or otherwise (the "Repurchased Shares").

          3.1.1  Shares.  The consideration for the New Shares shall be cash and
                 ------
principal amount of the Note (as provided in Section 3.2.2) in a combined amount equal to the average closing price of the Company Stock for the five trading days immediately preceding the First Closing (defined in Section 3.2.1) or, with respect to each Subsequent Closing, the five trading days immediately preceding the date the Sale Notice is given (defined in Section 3.2.2), as the case may be, as reported in The Wall Street Journal (the "Average Market Price") as
                   -----------------------
certified in writing to the Trustee by the Company.

          3.1.2  Repurchased Shares. The consideration for the Repurchased
                 ------------------
Shares shall be a principal amount of the Note equal to the purchase price paid by the Company to acquire such shares (excluding, however, all fees, commissions, transfer taxes and other similar costs incurred in connection with the Company's purchase of such shares), as certified in writing to the Trustee by the Company.

          3.2  Closing.
               -------

               3.2.1  First Closing. The first closing of the sale and purchase
                      -------------
under the Common Stock Purchase Agreement (the "First Closing") will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, simultaneously with the execution of this Agreement, or at such other time, date and place as may be mutually agreed upon by the Company and the Trustee. At the First Closing, the Company shall sell, and the Trust shall purchase, 3,740,000 shares of Company Stock for cash, if any, and the Note in principal amount, aggregating $99,999,300.60. The Trust shall pay the purchase price with respect to such Company Stock by (i) paying to the Company at the First Closing $.01 per New Share, if any, by transfer of immediately available funds, and (ii) delivering to the Company the Note in principal amount equal to $99,999,300.60 minus the amount paid pursuant to clause (i) of this sentence.

               3.2.2  Subsequent Closings. The parties understand that, from
                      -------------------
time to time following the First Closing, the Company may sell, and the Trust shall purchase if so instructed by the Company, additional Company Stock (each closing of such subsequent transaction being referred to herein as a "Subsequent Closing"). The Company shall give notice, as described below (the "Sale Notice"), to the Trustee regarding each Subsequent Closing no later than two (2) business days prior to the date of such Subsequent Closing, unless the Trustee elects to waive such condition. The Sale Notice shall set forth (i) the date of the Subsequent Closing, (ii) the number of Repurchased Shares and New Shares, if any, to be sold to, and purchased by, the Trust and (iii) the aggregate consideration to be paid by the Trust for such shares as determined pursuant to
Section 3.1 (a) and (b) hereof (the "Subsequent Purchase Amount"). The Trust shall pay such Subsequent Purchase Amount by (i) paying to the Company at the Subsequent Closing $.01 per New Share, if any, by wire transfer of immediately available funds, and (ii) increasing (as of the date of such Subsequent Closing) the principal amount outstanding under the Note by an amount equal to the Subsequent Purchase Amount minus the amount paid pursuant to clause (i) of this sentence. All Subsequent Closings will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, on the date identified in the Sale Notice, or at such other time, date and place as may be mutually agreed upon by the Company and the Trustee. The Company may defer the sale of Company Stock pursuant to this Section 3.2.1 if the Company reasonably determines that there are sufficient legal, financial or accounting reasons for the Company to defer the timing of such sale and notifies the Trustee in writing of such deferral.

     3.3  Delivery of Shares.  At the First Closing and each Subsequent Closing
          ------------------
(hereinafter referred to as the "Closing" or "Closings"), the Company will cause the transfer agent for the Company Stock to register, in book-entry form, the

Company Stock sold at such Closing in the name of the Trustee, or the name of its nominee. The Company will pay all stamp and other transfer taxes, if any, that may be payable in respect of the sale and book-entry delivery of the Company Stock.

     3.4  Company Records.  The Company is hereby authorized to record the price
          ---------------
owed by the Trust from time to time and all repayments of the principal of the Note on the schedule attached to the Note.



                                      IV

                     Release and Transfer of Company Stock
                     -------------------------------------

     4.1  Company Stock Made Available for Transfer from Trust.  Immediately
          ----------------------------------------------------
after each payment, prepayment or forgiveness, if any, of principal of the Loan is made, a number of shares of Company Stock shall be made available for transfer from the Trust ("Released Shares") in the manner set forth in Section
4.2. The number of such Released Shares shall equal the number of shares of Company Stock held in the Trust immediately prior to such payment, prepayment or forgiveness that have not already been deemed Released Shares pursuant to a previous payment, prepayment or forgiveness of principal of the Loan, multiplied by a fraction, the numerator of which shall be the amount of principal paid or prepaid or deemed forgiven upon such payment or prepayment date or date of forgiveness and the denominator of which shall be the sum of the numerator plus the principal amount of the Loan remaining after such payment, prepayment or forgiveness. No fractional shares shall be released. If the preceding computation results in fractional shares, the number of Released Shares shall be computed by rounding down to the next whole number. The Company shall make all determinations provided for by this Section 4.1, and shall keep all such records as may be necessary for it to do so. The number of Released Shares, determined as aforesaid, shall be certified to the Trustee by the Committee.

     4.2  Transfer from Trust of Released Shares and Cash Proceeds.  Released
          --------------------------------------------------------
Shares or other assets held in the Trust (other than unreleased Shares or the proceeds thereof) shall be treated as follows. First, Released Shares shall be transferred in kind by the Trustee, as directed by the Committee, directly to one or more of the Stock Plans or directly to Plan Participants pursuant to the terms of one or more of the Stock Plans, in satisfaction of the obligation of the Stock Plans or the Company to pay compensation, benefits or any form of remuneration thereunder. If, after satisfying all obligations of the Stock Plans which are current at the time the Released Shares are made available for transfer from the Trust pursuant to Section 4.1, there remains Released Shares or other assets (other than unreleased Shares or the proceeds thereof) held in the Trust, such assets shall be sold by the Trustee and the proceeds of such sale transferred by the Trustee, as directed by the Committee, directly to one or more of the Non-Stock Plans or directly to Plan Participants pursuant to the terms of one or more of the Non-Stock Plans, in satisfaction of the obligation of the Non-Stock Plans or the Company to pay compensation, benefits, any other form of remuneration or contributions due thereunder which are current at the time the Released Shares are made available for transfer from the Trust pursuant to Section 4.1.

          If Released Shares or proceeds from the sale thereof or other assets (other than unreleased Shares or the proceeds thereof) remain in the Trust after the transfers or sales described above, such remaining Released Shares or proceeds shall, as the Committee shall direct and within one year following the time the Released Shares are made available for transfer from the Trust pursuant to Section 4.1, be transferred to, or used by the Trustee for the benefit of the Plans or such other employee benefits plans (or their participants and beneficiaries) covering a broad cross-section of non-collectively bargained employees of the Company or its subsidiaries as the Committee shall direct.

          The Committee will direct the Trustee in writing as to the timing and manner of any sales of Released Shares pursuant to this Section 4.2 in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock. The Committee's determinations as to such matters shall be final and binding, and the Trustee shall have no duties or obligations with respect thereto, except to comply with the directions of the Committee.

          To facilitate sales of Released Shares pursuant to this Section 4.2, if required, the Company shall register under the 1933 Act, such number of Released Shares as the Committee may direct.

          Released Shares directed by the Committee to be transferred to Plans with respect to which trusts have been established shall be transferred to the trustee thereof; if there is no trust established with respect to a Plan, the shares allocated to such Plan shall be transferred to the plan administrator of such Plan, to third party service providers for such Plans or such other person as the Committee shall direct.

          The Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company, the Committee or any other person to perform any of their respective obligations under the Plans.

          The Trustee shall not make any payments to Participants or their beneficiaries from the Trust Fund except as provided in this Article 4 even though it may be informed from a source other than the Committee (or its delegate) that payments are due under a Plan. The Trustee shall have no duty to determine the propriety or amount of such payments or the rights (if any) of any person in the Trust Fund.

          The Trustee shall not use any proceeds from the sale of Released Shares to any Plans for the purpose of making payments of principal or interest on the Loan.

          The references to the Plans in this Agreement shall not cause the Plans to become irrevocable and the Company retains sole discretion to modify or amend any of the provisions of the Plans or to terminate any or all of them to the extent provided therein and/or as permitted by applicable law.


                                       V

                   Compensation, Expenses and Tax Withholding
                   ------------------------------------------

          5.1  Compensation and Expenses.
               -------------------------

               5.1.1 The Trustee shall be entitled to such reasonable compensation for its services and to be reimbursed for its reasonable legal, accounting and appraisal fees, expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust Fund all as may be agreed upon from time to time by the Company and the Trustee. Initially, the agreement between the parties hereto as to such compensation is as set forth on Schedule B hereto, and such agreement may be changed only by written agreement between the Trustee and the Company. The Trustee's compensation shall be paid, and such reimbursement shall be made, out of the Trust Fund unless paid directly by the Company. The Company agrees to either make such payments directly or make sufficient contributions to the Trust to pay such amounts owing the Trustee in addition to those contributions required by Section 2.1. No modification, cancellation or rescission of this Agreement shall affect the right of the Trustee to retain the amount of any fee which becomes payable prior to the effective date of any such modification, cancellation or rescission.

               5.1.2 In the event the Company fails to make the contributions necessary to pay compensation and expenses owing to the Trustee, as contemplated by this Section 5.1, the Trustee shall be entitled to seek payment of such compensation and expenses directly from the Company. However, the Trustee shall not be entitled to use contributions required by Section 2.1 in satisfaction of amounts owing to the Trustee for the payments or its compensation and expenses if such contributions are used immediately to repay the Loan, resulting in additional Released Shares.

               5.1.3 In addition to, and not in limitation or derogation of, any remedies to which the Trustee may be entitled under this Agreement or otherwise, in the event that the Company shall fail to fulfill its obligations under this
Section 5.1 in any respect and to any extent, then, within 10 days after written notice and demand therefor, the Trustee may apply any or all of the assets of the Trust Fund held by it hereunder to the amounts due it under this Section 5.1 to the extent necessary to satisfy such amounts due.

     5.2  Withholding of Taxes.  The Company shall on a timely basis provide the
          --------------------
Trustee with written instructions for the reporting and withholding of any federal, state, local and other taxes that may be required to be reported and withheld with respect to any amount paid under this Agreement, and the Trustee shall comply with such written instructions and shall pay any taxes withheld to the appropriate taxing authorities. The Trustee may rely conclusively (and shall be fully protected in such reliance) on the written instructions of the Company as to all tax reporting and withholding requirements. If the Company fails to provide withholding instructions to the Trustee in accordance with the preceding sentence such that the Trustee has a reasonable opportunity to effect the appropriate withholding, the Trustee shall retain the Company's outside auditor at the Company's expense (provided such expense is reasonable) or, if such firm refuses to serve, any other accounting firm selected by the Trustee, to advise the Trustee as to the appropriate amount of withholding. If the Company fails to pay such expense, the Trust shall pay such expense; and, if the Trustee ever pays such expense, the provisions of Section 5.1 shall apply with respect to such payment.


                                      VI

                          Administration of Trust Fund
                          ----------------------------

     6.1  Management and Control of Trust Fund.  Subject to the terms of this
          ------------------------------------
Agreement, the Trustee shall have exclusive authority and responsibility to control the assets of the Trust Fund.

     6.2  Investment of Funds.
          -------------------

          6.2.1 Except as otherwise provided in Sections 2.3 and 5.1, and in this Section 6.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. The Trustee shall invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee, with aggregate capital at the time of such investment in excess of $1,000,000,000 and a Moody's Investors Service Rating at the time of such investment of at least P1, or an equivalent rating from a nationally recognized rating agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year, (iv) short-term discount obligations of the Federal National Mortgage Association, (v) the Sterling National Bank Temporary Cash Management Account maintained exclusively for fiduciary accounts, or any successors thereto, or
(vi) a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder whose investments are limited to those described in (i), (ii),
(iii), (iv) and/or (v) of this paragraph, in which event such part of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling of such trust assets for investment purposes with trust assets of other trusts. The Trustee shall have no responsibility to attempt to maximize the return from among the investment alternatives set forth in the foregoing (i) through (vi).

               6.2.2 The Trustee shall not be responsible in any manner for the validity or sufficiency of any securities, cash, instruments, documents or any other property delivered hereunder or for the value or collectability of any note, check or other instrument or security so delivered, or for any representations made or obligations assumed by any other party to this Agreement.

               6.2.3 Nothing herein contained shall be deemed to obligate the Trustee to deliver any property out of the Trust Fund, unless the same shall have first been received by the Trustee pursuant to this Agreement, and nothing herein contained shall be construed as requiring the Trustee to make any payment in excess of the amounts held in the Trust Fund at the time of such payment or otherwise to risk its own funds.

               6.2.4 Any purchase of Company Stock by the Trustee on behalf of the Trust shall be directed by the Committee in writing and in specific detail as to timing and manner (i.e., open-market purchases, private transactions or
                         ----
from the Company). The Committee's directions shall be designed to cause such purchases to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock. The Trustee shall follow all such directions.

     6.3  Trustee's Administrative Powers.  Except as otherwise provided herein,
          -------------------------------
and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

          6.3.1 to retain any asset of the Trust Fund for the purposes set forth herein;

          6.3.2  subject to Section 2.3, Article 4, Section 6.2, Section 6.4 and
Section 9.3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust Fund assets at public or private sale, as necessary to perform its obligations hereunder;

          6.3.3 to borrow from the Company pursuant to the Loan to acquire Company Stock as authorized by this Agreement, and to enter into agreements upon such terms (including reasonable interest and security for the Loan and rights to renegotiate and prepay such Loan); provided, however, that any collateral
                                      --------  -------
given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust and shall not include Company Stock acquired with the proceeds of the Loan;

          6.3.4 with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust Fund;

          6.3.5 to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, as directed by the Committee; provided that the Trustee shall vote, tender or exchange all shares of Company Stock as provided in Section 6.4;

          6.3.6 to employ such accountants, actuaries, attorneys, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 6.3(c); and to pay their reasonable fees and expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 5.1;

          6.3.7 to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

          6.3.8 to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

          6.3.9 to consult with legal counsel of its own choosing (who may also be counsel for the Trustee or the Company generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 5.1.

Notwithstanding any power granted to the Trustee pursuant to the foregoing or under applicable law, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business (solely in its capacity as Trustee of the Trust) and, in particular, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Treas. Reg. (S) 301.7701-2.

          6.4  Rights Regarding Company Stock.
               ------------------------------

               6.4.1  Voting Rights. The Trustee shall follow the directions of
                      -------------
the Designated Plan Participants with respect to the manner of voting of Company Stock held by the Trust. Prior to each annual or special shareholders' meeting of the Company, or deadline for the return of action by written consent of shareholders in lieu of a meeting, the Committee shall cause to be furnished to each person who is a Designated Plan Participant as of the record date for such action, at the expense of the Company, a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how such Designated Plan Participant directs the Trustee to vote with respect to each matter pending before such meeting or written consent of shareholders. The Committee shall be deemed to have complied with the preceding sentence with respect to any such Designated Plan Participant if it timely causes to be mailed or delivered by electronic means such proxy solicitation material and form to the Designated Plan Participant's last known address on the records of the Company. The Trustee shall collect the confidential instruction forms and shall vote (or abstain or withhold voting authority with respect to) the Company Stock held in the Trust in the same proportion as the directions actually and timely received from such Designated Plan Participants, on a "one-person, one-vote" basis.

               6.4.2  Tender or Exchange Offer. If a tender or exchange offer is
                      ------------------------
commenced for Company Stock, the Trustee shall, at the expense of the Company, notify each person who is a Designated Plan Participant as of the date of commencement of such tender or exchange offer of such offer and utilize its best efforts to distribute or cause to be distributed to each such Designated Plan Participant, in a timely manner, all information distributed to shareholders of the Company in connection with such offer together with a form requesting confidential instructions and shall tender or exchange that number of shares of Company Stock held in the Trust equal to the total number of such shares multiplied by a fraction, the numerator of which is the number of such Designated Plan Participants who affirmatively direct the Trustee to tender or exchange, and the denominator of which is the total number of such Designated Plan Participants (including such Designated Plan Participants who provide no instructions).

               6.4.3  Confidentiality. The instructions of each individual
                      ---------------
Designated Plan Participant made to the Trustee pursuant to the foregoing paragraphs (a) and (b) shall be held confidential by the Trustee and shall not be divulged or released to any person, including officers and employees of the Company and its affiliates, except as otherwise required by law or pursuant to order of a court of competent jurisdiction.

               6.4.4  Trustee Action. The Trustee shall not make any
                      --------------
recommendations regarding the manner of exercising any rights under this Section 6.4, including whether or not such rights should be exercised.

          6.5  Indemnification.
               ---------------

               6.5.1 To the maximum extent lawfully allowable, the Company shall and hereby does indemnify and hold harmless the Trustee (which shall include for purposes of this Section 6.5 its officers, employees and agents) from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, costs, damage or expense (including reasonable attorneys' fees), which may be asserted against it, in any way arising out of or incurred as a result of its action or failure to act in connection with the operation and administration of the Trust or in any way arising out of or incurred as a result of the transactions contemplated by this Agreement, including without limitation any claim made by a Plan Participant with respect to payments made or to be made under a Plan, and any claim made by the Company that this Agreement is invalid or ultra vires; provided that such
                                                           --------
indemnification shall not apply to the extent that such claims, loss, demands, actions, proceedings, causes of actions, liability, loss, costs, damage or expense has been determined by a final judgment of a court of competent jurisdiction to be the result of the negligence (in which case this indemnification shall apply in its entirety except that the Trustee must promptly return to the Company its most recently paid annual fee), gross negligence or willful misconduct of the Trustee.

               6.5.2 Without limiting the foregoing, the Trustee shall be under no liability to any person for any loss of any kind which may result (i) by reason of any action taken by it in accordance with any direction of the Committee or pursuant to Section 6.4, (ii) by reason of its failure to exercise any power or authority or to take any action hereunder because of the failure of the Committee to give directions to the Trustee, as provided for in this Agreement, (iii) by reason of any act or omission of the Committee with respect to its duties under this Trust, or (iv) if such loss is not the result of the Trustee's gross negligence or willful misconduct. The Trustee shall be fully protected in acting upon any instrument, certificate or paper delivered by the

Committee or the trustee or administrator of any Plan and believed by the Trustee to be genuine and to be signed or presented by the proper person or persons, and reasonably to assume that any person purporting to give any notice or instructions in accordance with the provisions hereof has been duly authorized to do so, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. The Trustee acts hereunder only as directed (except as may otherwise be expressly set forth herein), and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form of any instrument deposited with it, or for the form of execution of such instruments or for the identify, authority or right of any person executing of depositing the same or for the terms and conditions of any instrument pursuant to which the Trustee or the parties can act. The Trustee shall not have any duties or responsibilities except those expressly set forth in this Agreement (and, without limitation, shall have no duties or responsibilities under, or be in any way subject to the provisions of, any Plan), and no implied covenant or obligation will be read into this Agreement against the Trustee.

               6.5.3 In the event that the Trustee shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any of the parties hereto or from third persons with respect to the Trust or the property comprising the Trust Fund, which, in its reasonable opinion, are in conflict with any provision of this Agreement, it shall promptly inform the Company of such in writing and shall be entitled, in its sole discretion, to refrain from taking any action (other than to keep such property), and in so doing, the Trustee shall not be or become liable, in any way or to any person for its failure or refusal to comply with such instructions, claims or demands, and the Trustee shall be entitled to continue so to refrain from acting and so refuse to act until it shall be directed otherwise in writing by the Company or the Committee, as applicable, and such third persons, if any, or by a final order or judgment of a court of competent jurisdiction. Further, in the event that the Trustee shall learn that a litigation over entitlement to any of the property comprising the Trust Fund has been commenced, the Trustee may deposit the same with the Clerk of the court in which such litigation is pending or the Trustee may (but shall not be required to) take such affirmative steps as it may, in its sole reasonable discretion, elect in order to substitute another impartial party to hold such property and to terminate its duties as the Trustee with respect to such property in accordance with the provisions of Section 8.1, including, but not limited to, the deposit of the same in a court of competent jurisdiction and the commencement of an action for interpleader.

               6.5.4 Without limiting the generality of Section 6.5.1 or any other provision of this Section 6.5, the Company shall and hereby does indemnify and hold harmless the Trustee from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, costs, damage or expense (including reasonable attorneys' fees) in any way arising out of or incurred as a result of any determination, or claim or assertion, that the Trust or its assets are subject to ERISA or Section 4975 of the Code.

               6.5.5 To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section 6, the Trustee may set up reasonable reserves for the payment of such obligations and, notwithstanding any other provision hereof, pending final resolution of the dispute, such reserve need not be paid over to any person and, if the applicable amount is not paid by the Company, shall be paid to the Trustee in the event of a final resolution in favor of the Trustee.

               6.5.6  This section shall survive termination of this Agreement.

     6.6  General Duty to Communicate to Committee.  The Trustee shall promptly
          ----------------------------------------
notify the Committee of all communications with or from any governmental agency or with respect to any legal proceeding with regard to the Trust and with or from any Plan Participants concerning their alleged entitlements under the Plans or the Trust.


                                      VII

                               Duties of Trustee
                               -----------------

     7.1  Records and Accounts of Trustee.  The Trustee shall maintain accurate
          -------------------------------
and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained.

     7.2  Reports of Trustee.
          ------------------

          7.2.1 Within thirty (30) days following the close of each Fiscal Year and each quarter of each Fiscal Year, the Trustee shall deliver to the Committee a statement for the period ending on the last day of such Fiscal Year and/or quarter of such Fiscal Year, as the case may be, listing all securities and other property acquired or disposed of and all receipts, disbursements and other transactions effected by the Trust during such period, and further listing all cash, securities, and other property held by the Trust, together with the Fair Market Value thereof, as of the end of such period. Any statement, when approved by the Company or the Committee, will be binding and conclusive on the Company, the Committee and all other persons, and the Trustee will thereby be released and discharged from any liability or accountability to the Company, the Committee and all persons with respect to all matters set forth therein. Omission by the Company or the Committee to object in writing to any specific items in any such statement within 90 days after its delivery will constitute approval of the statement by the Company and the Committee. No other accounts or reports shall be required to be given to the Company, the Administrator or a Participant except as stated herein or except as otherwise agreed to in writing by the Trustee. Except as otherwise provided in the next sentence, all tax returns and other regulatory filings, if any, required by the Trust shall be prepared by or at the direction of the Company at its own expense and submitted to the Trustee for its review at least thirty (30) days before the due date (including any extension thereof) for filing such tax return or other regulatory filing. To the extent any such return or filing is prepared by the Company for the Trustee's signature, the Trustee shall be fully protected in executing and submitting the same. The Trustee may, upon written notice to the Company, and upon the Company's consent (which shall not be unreasonably withheld), assume the responsibility for preparing any tax return or other regulatory filing required by the Trust, in which case the Company shall pay all the expenses of the Trustee in connection therewith (such expenses to be included as expenses under Section 5.1).

               7.2.2 Nothing contained in this Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company.

     7.3  Final Statement.  In the event of the resignation or removal of a
          ---------------
Trustee hereunder, the Committee may request and the Trustee shall with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a statement similar in form and purpose to, and with the same effect as, that described in Section 7.2.



                                     VIII

                             Succession of Trustee
                             ---------------------

     8.1  Resignation of Trustee.  The Trustee or any successor thereto may
          ----------------------
resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect 60 days after the delivery thereof to the Committee, unless the Committee accepts shorter notice; provided, however, that no such
                                             --------  -------
resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

     8.2  Removal of Trustee.  The Trustee or any successor thereto may be
          ------------------
removed by the Company by delivering to the Trustee so removed an instrument executed by the Committee. Such removal shall take effect at the date specified in such instrument, which shall not be less than 60 days after delivery of the instrument, unless the Trustee accepts shorter notice; provided, however, that no such removal
                                    --------  -------
shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

     8.3  Appointment of Successor Trustee.  Whenever the Trustee or any
          --------------------------------
successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Committee shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in Section 8.1, or the delivery to the Trustee of a notice described in Section 8.2, as the case may be, but in no event more than 60 days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Company. If a successor is not appointed within such 60 day period, the Trustee, at the Company's expense, may petition a court of competent jurisdiction for appointment of a successor. In any event, only an entity with trust powers under applicable law, which is not an affiliate of the Company, may be a successor trustee hereunder.

     8.4  Succession to Trust Fund Assets.  The title to all property held
          -------------------------------
hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall, at the expense of the Company, execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessors. A successor Trustee shall not be obliged to examine or review the accounts, records, or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

     8.5  Continuation of Trust.  In no event shall the legal disability,
          ---------------------
resignation or removal of a Trustee terminate the Trust, but the Committee shall forthwith appoint a successor Trustee in accordance with Section 8.3 to carry out the terms of the Trust.

     8.6  Changes in Organization of Trustee.  In the event that any corporate
          ----------------------------------
Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to another corporation, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereafter become and be the Trustee under the Trust with the same effect as though originally so named but only if such corporation is qualified to be a successor trustee hereunder.

     8.7  Continuance of Trustee's Powers in Event of Termination of the Trust.
          --------------------------------------------------------------------
In the event of the termination of the Trust, as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the provisions hereof. Until the final distribution of the Trust Fund, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the Trust Fund.



                                      IX

                            Amendment or Termination
                            ------------------------

     9.1  Amendments.  Except as otherwise provided herein, the Company, by
          ----------
action of the Board of Directors or the Committee, with the written consent of the Trustee (which shall not be unreasonably withheld in the case of amendments that do not change the Trustee's duties, potentially increase the Trustee's responsibilities or liabilities, or decrease the Trustee's rights), may amend the Trust at any time and from time to time in any manner which it deems desirable, provided, however:
           --------  -------

          9.1.1 no amendment that would adversely affect the contingent rights of Plan Participants may change, without the affirmative consent of a majority of all Plan Participants,:

                 9.1.1.1 the formula contained in Section 4.1 or Section 4.2 so as to change the number of Released Shares in any Trust Year;

                 9.1.1.2  the terms of Sections 2.1, 2.2, 2.3, 4.2, 6.4, 9.1,
       9.2 or 9.3; and

          9.1.2 no amendment may alter the terms of Section 1.1 to make the Trust revocable.

     Notwithstanding the foregoing, the Company, acting in good faith taking into account the best interests of a broadly-based population of individuals employed by the Company or broadly-based employee benefit plans in which such persons participate, shall retain the power under all circumstances to amend the Trust to add employee benefit plans to, or delete Plans from, Schedule A, and to clarify any ambiguities or similar issues of interpretation in this Agreement that do not involve or affect the obligations or responsibilities of the Trustee.

     9.2  Termination.  The Trust shall terminate upon the earlier of  (i) the
          -----------
tenth anniversary of the Effective Date or (ii) the date on which the Trust no longer holds any assets. The Board of Directors may terminate the Trust at any time prior to the date the Trust terminates pursuant to the preceding sentence; provided, however, termination of the Trust shall not effect a revocation of the
--------  -------
terms hereof.

     9.3  Effect of Termination.  As promptly as practicable following
          ---------------------
termination of the Trust, the Trustee shall (i) sell sufficient remaining assets of the Trust so that the proceeds of such sale, together with any other available cash, can be applied to pay in full any expenses of the Trust (including without limitation under Section 5.1) not paid by the Company, (ii) second, act with respect to Released Shares then held in the Trust in accordance with Section 4.2, (iii) third, sell sufficient remaining assets of the Trust so that the proceeds of such sale, together with any other available cash, can be applied to pay in full the remaining principal amount(s) of the Loan and any accrued but unpaid interest thereon, and (iv) fourth, sell sufficient remaining assets of the Trust so that the proceeds of such sale, together with any other available cash, can be applied to satisfy in full any then-current obligations to or under the Plans. The Committee shall direct the Trustee as to the timing and manner of such sale in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly-traded market price of Company Stock. In the event the proceeds of the sale shall be insufficient to discharge the Loan in its entirety, the Company shall be deemed to have forgiven all amounts which shall remain due and owing thereon. Any assets or Company Stock remaining in the Trust after the payments hereinabove provided for shall be distributed to or for the benefit of any employee benefit plan (including one or more of the Plans) in which a broad cross-section of non-collectively bargained employees of the Company or its subsidiaries participate as the Committee shall, in its sole discretion, determine and so notify the Trustee in writing.

     9.4  Form of Amendment or Termination.  Any amendment or termination of the
          --------------------------------
Trust shall be evidenced by an instrument in writing signed by an authorized officer of the Company or a member of the Committee, certifying that said amendment or termination has been authorized and directed by the Board of Directors or the Committee, as applicable.



                                       X

                                 Miscellaneous
                                 -------------

     10.1 Controlling Law.  The laws of the State of New York shall be the
          ---------------
controlling law in all matters relating to the Trust, without regard to conflicts of law.

     10.2 Committee Action.  Any action required or permitted to be taken by the
          ----------------
Committee may be taken on behalf of the Committee by any individual so authorized (which individual does not have to be a member of the Committee).
The Company shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to conclusively rely. A certificate containing the initial names and specimen signatures thereof is attached hereto as Exhibit 2. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.

     10.3  Notices.  All notices, requests, or other communications required or
           -------
permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, telecopier or hand delivery as follows:

           To the Company:

                     Ultramar Diamond Shamrock Corporation
                     6000 N. Loop 1604 W
                     San Antonio, Texas   78249-1112
                     Attn: Treasurer

           with a copy to:

                     Paul, Weiss, Rifkind, Wharton & Garrison
                     1285 Avenue of the Americas
                     New York, New York   10019
                     Attn: Michael J. Segal, Esq.

           To the Trustee:

                     Sterling National Bank
                     430 Park Avenue
                     New York, New York  10022
                     Attn: Trust Department

           with a copy to:

                     Rogers & Wells LLP
                     200 Park Avenue
                     New York, New York 10166-0153
                     Attn: Andrew L. Oringer, Esq.

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

     10.4  Severability.  If any provision of the Trust shall be held illegal,
           ------------
invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust shall be construed and enforced as if said provision had never been inserted herein.

     10.5  Protection of Persons Dealing with the Trust.  No person dealing with
           --------------------------------------------
the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

     10.6  Tax Status of Trust.  The Trust is intended to be a grantor trust, of
           -------------------
which the Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Code, and this Trust Agreement shall be construed accordingly. Until advised otherwise, the Trustee and the Company may presume that the Trust is so characterized for Federal income tax purposes and the Trustee shall make all filings of tax returns on that presumption.

     10.7  ERISA Status of Trust.  Neither the Trust, nor the assets held
           ---------------------
therein, are intended to be subject to ERISA, and this Agreement shall be construed accordingly.

     10.8  Successors and Assigns; No Third Party Rights; Plan Participants to
           -------------------------------------------------------------------
Have No Interest in the Company by Reason of the Trust.  This Agreement shall
------------------------------------------------------
inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, distributees, legal representatives, successors and assigns. Neither this Agreement nor the Trust shall confer upon any person other than the parties hereto any rights, remedy or claim with respect to the assets of the Trust or otherwise. Neither the creation of the Trust nor anything contained in the Trust shall be construed as giving any person, including any individual employed by the Company or any subsidiary of the Company, any equity or interest in the assets, business or affairs of the Company or any Plan Participant a right to any benefit available under any of the Plans.

     10.9  Nonassignability of Trust Interests. No right or interest, if any, of
           -----------------------------------
any person to receive distributions from the Trust shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding death or mental incompetency, and, to the fullest extent permitted by applicable law, no right or interest, if any, of any person to receive distributions from the Trust shall be subject to any obligation or liability of any such person, including claims for alimony or the support of any spouse or child.

     10.10 Assignment of Trust.  The Trust may be assigned by the Board of
           -------------------
Directors to any successor of substantially all the business or assets of the Company. Following any such assignment, the term "Company" hereunder shall refer to such assignee; provided that the Company shall thereafter be jointly and severally liable with the assignee for the obligations to the Trustee under
Section 6.5 for any actions,
omissions or conditions which occurred or arose up to 60 days following the date notice is given to the Trustee of such assignment.

     10.11 Merger.  If the Company is merged into another corporation or another
           ------
corporation is merged into the Company then (a) the surviving corporation shall become the grantor of the Trust, (b) the assets of the Trust shall be subject to the claims of the creditors of the surviving corporation in accordance with
Article 1, above, (c) the provisions of this Agreement which apply to Company Stock (including without limitation the provisions of Article 4, above) shall apply to the stock of the surviving corporation held hereunder or transferred to the Trust and (d) without limiting the Trustee's rights without regard to this
Section 10.11(d), the surviving corporation shall be responsible for the obligations of the Company under Section 6.5.

     10.12 Gender and Plurals.  Whenever the context requires or permits, the
           ------------------
masculine general shall include the feminine gender and the singular form shall include the plural form and shall be interchangeable.

     10.13 Headings.  The headings in this Agreement are for reference only and
           --------
shall not affect the interpretation of this Agreement.

     10.14 Entire Agreement; Counterparts.  This Agreement, together with the
           ------------------------------
Common Stock Purchase Agreement and the Note, constitutes the entire agreement among all the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

                                                                              26
          IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.

                                  ULTRAMAR DIAMOND SHAMROCK CORPORATION


                                  By:  /s/  Timothy J. Fretthold
                                     --------------------------------------
                                     Name:  Timothy J. Fretthold
                                     Title: Executive Vice President


                                  STERLING NATIONAL BANK, a national banking
                                    association, solely in its capacity as
                                    Trustee hereunder


                                  By:  /s/  Kenneth J. Marte
                                     --------------------------------------
                                     Name:  Kenneth J. Marte
                                     Title: VP and Senior Trust Officer

                                  SCHEDULE A

                     Ultramar Diamond Shamrock Corporation
                   Employee Benefit Programs - As of 11/1/99


                                I.  STOCK PLANS
                 Title                                             Plan Type
                 -----                                             ---------

UDS 401(k) Retirement Savings Plan - UDS Stock          401(k) Plan
   Portion Only

Ultramar Diamond Shamrock Corporation 1996              Omnibus Stock Plan
   Long-Term Incentive Plan

Diamond Shamrock, Inc. Long-Term Incentive Plan         Omnibus Stock Plan

Ultramar Corporation 1992 Long-Term Incentive Plan      Omnibus Stock Plan

Diamond Shamrock R&M, Inc. 1987 Long-Term               Omnibus Stock Plan
   Incentive Plan

                             II.  NON-STOCK PLANS

                Title                                              Plan Type
                -----                                              ---------

UDS 401(k) Retirement Savings Plan - Non-UDS            401(k) Plan
   Stock Portion Only

UDS Pension Plan                                        Defined Benefit Pension
                                                        Plan
Diamond Shamrock, Inc. Excess Benefits Plan             Defined Benefit
                                                        Supplemental Retirement
                                                        Plan
Ultramar Corporation U.S. Employees Retirement          Defined Benefit
   Restoration Plan                                     Supplemental Retirement
                                                        Plan

Diamond Shamrock R&M, Inc. Supplemental Executive       Defined Benefit
   Retirement Plan                                      Supplemental Retirement
                                                        Plan

                Title                                              Plan Type
                -----                                              ---------

Ultramar Corporation Supplemental Executive             Defined Benefit
    Retirement Plan                                     Supplemental Retirement
                                                        Plan

Total Petroleum, Inc. Supplemental Executive            Defined Benefit
    Retirement Plan                                     Supplemental Retirement
                                                        Plan

Ultramar Diamond Shamrock Corporation                   Excess 401(k)-type
    Nonqualified 401(k) Plan                            Company Match and
                                                        Employee Contributions

Diamond Shamrock, Inc. Deferred Compensation            Nonqualified Deferred
    Plan for Executives and Directors                   Compensation Plan

Ultramar Diamond Shamrock Corporation Separation        Severance Plan
    Pay Plan

Ultramar Diamond Shamrock Corporation Annual            Annual Bonus Plan
    Incentive Plan

UDS Medical Plan                                        Welfare Plan

UDS Dental Plan                                         Welfare Plan

UDS Dependent Life Insurance, Co Paid Life              Welfare Plan
    Insurance & Additional Group Life Insurance Plans

UDS Travel Accident Insurance Plans                     Welfare Plan

UDS Voluntary Accidental Death & Dismemberment          Welfare Plan
    Plan

UDS Corporation Long-Term Disability Plan               Welfare Plan

UDS Resource Account Plan                               Welfare Plan

UDS Vision Care Plan                                    Welfare Plan

UDS Tuition Refund Program                              Welfare Plan

Sickness & Accident Plan, Short-Term Disability Plan    Welfare Plan
    (Starbridge)

UDS Employee Assistance Program                         Welfare Plan

UDS Retail Store Employee Occupational AD&D Plan        Welfare Plan

                Title                                              Plan Type
                -----                                              ---------

UDS Prepaid Legal Services Plan                         Welfare Plan

Diamond Shamrock Work Injury Program                    Welfare Plan

UDS Income Replacement Plan                             Welfare Plan

UDS Dialogue Legal Consultation Plan                    Welfare Plan

UDS Corporation Merger General Severance &              Welfare Plan
        Retention Incentive Plans

UDS Vacation Plan                                       Welfare Plan

UDS Family Resource Service                             Welfare Plan

CAREington Dental Plan                                  Welfare Plan

UDS Student Loan Program                                Welfare Plan

Any Retirement or Welfare Plan maintained pursuant to a Collective Bargaining Agreement between the Company and any union.

                                  SCHEDULE B
                                  ----------

                            Trustee's Compensation
                            ----------------------

1.     The Trustee shall be entitled to a minimum annual fee of $50,000.
       Payment of the first year's fee shall be made in advance upon the "First Closing." Payment of each successive year's fee shall be made in advance on a quarterly basis, in equal installments, beginning with the first anniversary date of the "First Closing." Any annual fee (for the first year) and quarterly fee (for subsequent years) so paid shall be retained regardless of whether or not the Trustee continues to act as such for the full duration of the year or quarter, respectively, for which payment is received.

2. In the event that additional shares are purchased after the "First Closing," the Trustee shall be entitled to an increase in its annual fee in an amount calculated by multiplying $50,000 by the percentage represented by the purchase price of the additional shares over $100 million. For example, should a "Subsequent Closing" result in the sale to the Trust of additional shares having an aggregate purchase price of $50 million, the increase in the Trustee's annual fee attributable to that "Subsequent Closing" would amount to $25,000. [$50 million over $100 million = 1/2, 1/2 x $50,000 = $25,000]. Payment of the additional fee attributable to each "Subsequent Closing" shall be made in advance on a quarterly basis, in equal installments, beginning with the applicable "Subsequent Closing." Any additional quarterly fee so paid shall be retained regardless of whether or not the Trustee continues to act as such for the full duration of the year or quarter, respectively, for which payment is received.